AMENDED RIGHT OF FIRST REFUSAL AGREEMENT
                    ----------------------------------------

     This Right of First Refusal Agreement ("Agreement") is entered into as of December 30, 2005 ("Effective Date") between ROCK ENERGY PARTNERS OPERATING, L.P. ("REP") and PEC ENERGY CORPORATION ("PEC").

                                    RECITALS:

     A. PEC, through its several existing subsidiaries, is in the business of locating, acquiring and developing oil and gas prospects in several oil and gas producing regions of the United States and has implemented a business plan to expand its available inventory of assets which are currently producing and/or potentially productive upon successful development.

     B. PEC and REP desire to implement a relationship with one another allowing REP an opportunity to acquire, on a right of first refusal basis, participation rights in certain newly acquired projects, subject to the specific terms, conditions and limitations described herein.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, PEC and REP agree as follows:

     1.     PROJECTS COVERED BY THIS AGREEMENT.  This Agreement shall apply only
            ----------------------------------
to those projects: a) made available to PEC during the Term (hereinafter defined) in which PEC has committed to participate for not less than ten percent (10%) of the total project interest made available to PEC (hereinafter called "Qualified Projects"); and b) which are actually offered to REP in writing under the terms of this Agreement. PEC shall have no obligation under this Agreement to offer participation rights to REP in all of its available Qualified Projects. The particular Qualified Projects which are offered by PEC to REP under this Agreement shall be selected by PEC in its sole discretion, but PEC agrees to offer sufficient Qualified Projects during the Term (or any extended term hereinafter described) which, if accepted by REP, would permit REP to achieve its Minimum Funding Threshold (hereinafter defined).

     2.     RIGHT  OF  REFUSAL.   PEC  hereby  grants  to  REP  during  the Term
            -------------------
(hereinafter defined) a right of first refusal to acquire not less than ten percent (10%) and up to but not more than forty percent (40%) of the interests committed by PEC in the Qualified Projects offered by PEC to REP under this Agreement. As to each such Qualified Prospect offered by PEC to REP under this Agreement, the Parties agree to follow the notice, acceptance and funding procedures set forth hereinbelow.

     3.     TERM  OF  AGREEMENT.  The  initial term ("Initial Term") under which
            -------------------
this Agreement shall continue in force and effect shall be the period from the Effective Date above until the close of business on December 31, 2006. The Initial Term shall be


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
automatically extended from year-to-year after December 31, 2006 (e.g. until December 31, 2007, 2008, etc., as applicable) [hereinafter collectively called, with the Initial Term, the "Term"] upon the occurrence of any one (1) of the following three (3) events, conditions or circumstances: a) REP expends $3,000,000 in the 2006 calendar year or $3,000,000 in any subsequent calendar year of the Term (hereinafter called the "Minimum Funding Threshold") toward a combination of acquisition costs, drilling costs of the initial well on a project and front end costs (e.g. bonus consideration, etc.); b) PEC fails to offer to REP sufficient Qualified Projects such that the acceptance of, and participation in, by REP in 50% of the Qualified Projects offered with twenty five percent (25%) of PEC's available interest would have theoretically resulted in the expenditure by REP of the Minimum Funding Threshold for that calendar year; or c) more than fifty percent (50%) of the Qualified Projects offered by PEC to REP in a calendar year are presented during October, November or December of that calendar year. For purposes of achieving the Minimum Funding Threshold, the Parties agree that expenditures by REP above the Minimum Funding Threshold during a calendar year shall not carry over to the succeeding calendar year as a credit toward the succeeding year's Minimum Funding Threshold.

     4.     SUBMISSION  OF  AVAILABLE  INFORMATION.  PEC  shall  forward  to REP
            --------------------------------------
detailed summary information in its possession regarding the Qualified Prospect at the time of presentment. REP shall have not less than ten (10) business days following receipt of the detailed summary information to respond. REP shall have the right to request additional information which it believes is reasonably necessary to evaluate the Qualified Project, but such request by REP for additional information shall not extend the period within which REP must exercise its participation election, unless the parties otherwise agree provided that PEC furnishes the information requested by REP (if the requested information is available) within 3 business days of request.

     5.     NOTICE,  ELECTION  AND FUNDING PROCEDURES.  Upon presentation by PEC
            -----------------------------------------
of a Qualified Project to REP, REP shall have not less than fifteen (15) days nor more than thirty (30) days to notify PEC in writing of its election to participate and the percentage of its participation. All front end payment requirements related to the Qualified Project offered to and accepted by REP (e.g. acreage reimbursement costs payable to PEC) shall be limited to the higher of a) the actual costs incurred by PEC in acquiring the Qualified Project (which shall include the actual cost of leases for a Qualified Project which is a drilling project and which shall include the actual expenditures for due diligence for a Qualified Project which is a production acquisition), and b) REP's proportionate share of the front end fees paid to PEC by other third parties whose participation in the Qualified Project is on an arms length basis. Such front end costs shall be funded by REP on or before thirty (30) days after presentation of the Qualified Project by PEC unless otherwise agreed by the Parties. To the extent that PEC's opportunity to acquire the Qualified Project requires a cash payment to an arms length third party by a date certain in order to avoid forfeiture of PEC's opportunity to acquire the Qualified Project (e.g. pursuant to an option to purchase from the third party), then PEC shall so advise REP and REP shall pay its proportionate share of the front end payment in accordance with the applicable deadline as a further condition to exercise of its right to participate (provided that such required payment is not due to the arms length third party less than fifteen [15] days after presentation of the Qualified Project to REP).


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
     6.     ASSIGNMENT  OF  INTERESTS  IN  LEASES  AND  WELLS  AND  REVERSIONARY
            --------------------------------------------------------------------
INTEREST. PEC shall transfer title to REP as to the interest purchased by REP at
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the later to occur of a) acquisition of title by PEC as to the Qualified Project
(or leases within the Qualified Project) and b) upon payment by REP to PEC of REP's applicable front end acquisition fees based upon the percentage participation elected by REP. PEC shall retain an after payout twenty five percent (25%) reversionary interest in each interest in a Qualified Project acquired by REP pursuant to this Agreement, with such reversionary interest being proportionate to the interest actually acquired by REP (e.g. if REP
                                                                     ---
acquires a 10% leasehold interest by exercise of its right of first refusal, then the after payout reversionary interest of PEC shall be 25% of 10%). The following stipulations shall apply to the after payout reversionary interest of
PEC: (i) if the Qualified Project is a drilling project without existing production, then payout shall be computed on a well-by-well basis; (ii) if the Qualified Project is a project with existing production, then payout shall be computed on a project-wide basis, inclusive of the costs associated with any developmental drilling performed on the Qualified Project; and (iii) PEC's after payout reversionary interest shall be reduced on a "favored nations" basis to be equivalent to any terms given by PEC to a third party in the same Qualified Project (whether before or after the offer to REP) which are financially superior to REP's participation terms after consideration of any promotion to PEC relative to the third party which results in the financial equivalent of less than a 25% after payout interest to PEC in the third party's interest.

     7.     OPERATIONS  BY  PEC'S  AFFILIATE.  The  operations  on the Qualified
            --------------------------------
Project shall be subject to a joint operating agreement with attached accounting procedure which has been agreed by the Parties and is consistent with the terms of the form of the Approved Operating Agreement, as that term is defined in the Agreement dated effective December 30, 2003 by and between Petrosearch Energy Corporation, Petrosearch Operating Company, L.L.C., Buena Vista Petrosearch, L.L.C., Pursuit Petrosearch, L.L.C., Rocky Mountain Petrosearch, L.L.C., Big Sky Petrosearch, L.L.C., Great Buffalo Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P., and attached as an exhibit thereto.

     8.     TIME  IS  OF  ESSENCE/ATTORNEYS  FEES.  Time  is of the essence with
            -------------------------------------
respect to this Agreement and each party hereto shall have the right to specific performance as to the obligations set forth herein. In the event that either party seeks enforcement of this Agreement in any legal or equitable proceeding, including arbitration proceedings, the prevailing party in such proceeding shall be entitled to recover from the other party all expenses attributable to such proceeding, including interest, court costs and attorneys fees.

     9.     ENTIRE  AGREEMENT.   This  Agreement,  the  documents to be executed
            -----------------
hereunder, and each Exhibit attached hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.


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
     10.     WARRANTIES  AND  REPRESENTATIONS.  There  are  no  warranties,
             --------------------------------
representations or other agreements between the Parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto.

     11.     AMENDMENTS.  No  supplement,  amendment,  alteration, modification,
             ----------
waiver or termination of this Agreement shall be binding unless executed in writing by the Parties hereto.

     12.     WAIVER.  No  waiver of any of the provisions of this Agreement will
             ------
be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in writing.

     13.     CAPTIONS.  The  captions in this Agreement are for convenience only
             --------
and may not be considered a part of or as affecting the construction or interpretation of any provision of this Agreement.

     14.     NON-ASSIGNABILITY.  REP  may not assign any of its rights hereunder
             -----------------
without PEC's written consent except that REP may assign, without PEC's consent, to its lenders, in connection with any recapitalization or reorganization, to REP's designee, or in connection with REP's funding arrangements, including to a newly created funding vehicle. This Agreement binds and inures to the benefit of the Parties hereto and their respective heirs, successors, representatives, assigns and transferees, subject to this prohibition against non-approved assignments.

     15.     APPLICABLE  LAW/CHOICE  OF  VENUE.  THIS AGREEMENT, OTHER DOCUMENTS
             ---------------------------------
DELIVERED PURSUANT HERETO AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE VALIDITY OF THE VARIOUS CONVEYANCES AFFECTING THE TITLE TO REAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED. THIS AGREEMENT IS PERFORMABLE IN AND VENUE SHALL LIE IN HARRIS COUNTY, TEXAS TO THE EXCLUSION OF OTHER VENUES.

     16.     BINDING  ARBITRATION.  ANY  CONTROVERSY  OR CLAIM ARISING OUT OF OR
             --------------------
RELATING TO THIS AGREEMENT, OR THE CONSTRUCTION, INTERPRETATION OR ALLEGED BREACH THEREOF, SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION IN HOUSTON, TEXAS IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES ("RULES") OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME THE CONTROVERSY OR CLAIM IS SUBMITTED TO ARBITRATION. THE ARBITRATOR SHALL HAVE JURISDICTION TO DETERMINE ANY SUCH CLAIM AND MAY GRANT ANY RELIEF OTHER THAN PUNITIVE OR
EXEMPLARY DAMAGES AUTHORIZED BY LAW FOR SUCH CLAIM, INCLUDING SPECIFIC PERFORMANCE. ANY SUCH


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
ARBITRATION SHALL BE CONCLUDED WITHIN 120 DAYS OF INITIATION OF THE ARBITRATION. ANY CONTROVERSY OR CLAIM WHICH IS THE SUBJECT OF ARBITRATION SHALL BE DEEMED WAIVED AND SHALL BE FOREVER BARRED IF ARBITRATION IS NOT INITIATED BY THE AGGRIEVED PARTY BY MAKING DEMAND FOR ARBITRATION AND TENDERING THE APPLICABLE AMERICAN ARBITRATION ASSOCIATION FILING FEE TO THE AMERICAN ARBITRATION ASSOCIATION WITHIN 6-MONTHS OF THE DATE THE CONTROVERSY OR CLAIM FIRST ARISES. IN ANY ARBITRATION UNDER THIS PARAGRAPH, ANY AND ALL RULES OF DISCOVERY SET FORTH IN THE TEXAS RULES OF CIVIL PROCEDURE SHALL BE APPLICABLE. EACH PARTY TO THE ARBITRATION SHALL BEAR THE INITIAL FILING FEES AND CHARGES REQUIRED BY THE AMERICAN ARBITRATION ASSOCIATION, PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD REIMBURSEMENT OF ALL SUCH COSTS AND FEES TO THE PREVAILING PARTY AS A PART OF ITS AWARD. THIS PARAGRAPH SHALL LIKEWISE BE SPECIFICALLY ENFORCEABLE IN A COURT OF COMPETENT JURISDICTION SHOULD THE PARTY NOT DEMANDING ARBITRATION REFUSE TO PARTICIPATE IN OR FULLY COOPERATE WITH THE ARBITRATION PROCESS.

     17.     NOTICES.  Any  notice, communication, request, instruction or other
             -------
document required or permitted hereunder shall be given in writing by certified mail, return receipt requested, postage prepaid, or by overnight courier, prepaid telegram, facsimile or personal delivery to following address, unless written notice of an alternate address is delivered to the sending party prior to its dispatch of the notice or communication:

     If to PEC:                    Petrosearch Energy Corporation
                                   675 Bering Drive
                                   Suite 200
                                   Houston, Texas  77057
                                   Attention:  Wayne  Beninger,  COO
                                   (Fax)  713-961-9338

     If  to  REP:                  Rock  Energy  Partners Operating, L.P.
                                   10375  Richmond  Ave.,  Suite  2100
                                   Houston,  Texas,  77042
                                   Attention:  David  Pratt
                                   (Fax)  713-954-3601

All  notices  will  be  deemed  to  have  been  given as of the date of receipt.

     18.     EXPENSES.  Except as otherwise provided herein, each party shall be
             --------
solely responsible for all expenses incurred by it in connection with this Agreement, including, without limitation, fees and expenses of its own counsel and accountants, and shall not be entitled to any reimbursement therefore from any other party hereto.


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
     19.     COUNTERPARTS/FACSIMILE  SIGNATURES.  This Agreement may be executed
             ----------------------------------
in counterpart originals, each of which shall be treated as a fully executed original hereof when all parties hereto have executed such a counterpart. A facsimile signature shall be treated as an original signature unless an original signature is required by law.

     EXECUTED  as  of  the  Effective  Date  set  forth  above.


                                  PETROSEARCH  ENERGY  CORPORATION

                                  By:
                                     ---------------------------------------
                                     Richard  D.  Dole,  President  and  CEO


                                  ROCK ENERGY PARTNERS OPERATING, L.P.

                                  By:
                                     ---------------------------------------
                                  Name:
                                       -------------------------------------
                                  Title:
                                        ------------------------------------


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